Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated February 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund’s investment objective is to seek capital appreciation.

CLASS	TICKER SYMBOL
Class A	MVCAX
Class B	MCBVX
Class C	MVCCX
Class I	MCVIX
Class 529A	EACVX
Class 529B	EBCVX
Class 529C	ECCVX
Class R1	MVCGX
Class R2	MCVRX
Class R3	MVCHX
Class R4	MVCJX

Summary of Key Information

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s prospectus and “Waivers of Sales Charges” on page 16 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	529A	B AND 529B	C AND 529C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	N/A	4.00%	1.00%	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	529A	529B	529C	R1	R2	R3	R4
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	N/A	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	N/A
Other Expenses	0.33%	0.33%	0.33%	0.33%	0.43%	0.43%	0.43%	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.33%	2.08%	2.08%	1.08%	1.43%	2.18%	2.18%	2.08%	1.58%	1.33%	1.08%
Fee Reductions1	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%
Net Annual Fund Operating Expenses	1.25%	2.00%	2.00%	1.00%	1.35%	2.10%	2.10%	2.00%	1.50%	1.25%	1.00%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1
MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that “Total Annual Fund Operating Expenses” do not exceed 1.25% of the fund’s average daily net assets annually for each of Class A, Class 529A, and Class R3 shares, 2.00% of the fund’s average daily net assets annually for each of Class B, Class C, Class 529B, Class 529C, and Class R1 shares, 1.00% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, and 1.50% of the fund’s average daily net assets annually for Class R2 shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least January 31, 2011.

MFS Mid Cap Value Fund

Example
These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year and dividends and other distributions are reinvested; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$695	$965	$1,255	$2,078
Class B Shares assuming
redemption at end of period	$603	$944	$1,311	$2,212
no redemption	$203	$644	$1,111	$2,212
Class C Shares assuming
redemption at end of period	$303	$644	$1,111	$2,404
no redemption	$203	$644	$1,111	$2,404
Class I Shares	$102	$336	$588	$1,310
Class 529A Shares	$705	$994	$1,305	$2,183
Class 529B Shares assuming
redemption at end of period	$613	$974	$1,362	$2,317
no redemption	$213	$674	$1,162	$2,317
Class 529C Shares Assuming
redemption at end of period	$313	$674	$1,162	$2,507
no redemption	$213	$674	$1,162	$2,507
Class R1 Shares	$203	$644	$1,111	$2,404
Class R2 Shares	$153	$491	$853	$1,872
Class R3 Shares	$127	$414	$721	$1,594
Class R4 Shares	$102	$336	$588	$1,310

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 145% of the average value of its portfolio.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in issuers with medium market capitalizations. MFS generally defines medium market capitalization issuers as issuers with market capitalizations similar to market capitalizations of issuers included in the Russell Midcap® Value Index over the last 13 months at the time of purchase. As of December 31, 2009, the range of the Russell Midcap® Value Index was between $261 million and $13.68 billion.

MFS normally invests the fund’s assets primarily in equity securities.

MFS may invest the fund’s assets in foreign securities.

MFS focuses on investing the fund's assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).

MFS may use derivatives for any investment purpose.

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers.  Quantitative models that systematically evaluate issuers may also be considered.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value.

Mid Cap Risk: The stocks of mid cap companies can be more volatile than stocks of larger companies.

MFS Mid Cap Value Fund

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Derivatives Risk:  Derivatives can be used to take both long and short positions. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The chart and table provide past performance information. The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 21.06% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (27.10)% (for the calendar quarter ended December 31, 2008).

MFS Mid Cap Value Fund

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	LIFE#
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	34.90%	(1.24)%	4.15%
C Shares, with CDSC (1% for 12 Months)	37.76%	(0.93)%	4.12%
I Shares, at Net Asset Value	40.24%	0.06%	5.12%
529A Shares, With Initial Sales Charge (5.75%)	31.72%	(1.64)%	3.81%
529B Shares, with CDSC (Declining over Six Years from 4% to 0%)	34.73%	(1.44)%	3.96%
529C Shares, with CDSC (1% for 12 Months)	37.71%	(1.11)%	3.97%
R1 Shares, at Net Asset Value	38.84%	(0.96)%	4.33%
R2 Shares, at Net Asset Value	39.48%	(0.51)%	4.55%
R3 Shares, at Net Asset Value	39.93%	(0.26)%	4.77%
R4 Shares, at Net Asset Value	40.16%	(0.01)%	4.93%
A Shares, With Initial Sales Charge (5.75%)	31.72%	(1.45)%	4.02%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (5.75%)	31.61%	(2.59)%	3.00%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	20.75%	(1.53)%	3.14%
Benchmark Comparisons (Returns Before Taxes)
Russell Midcap Value Index	34.21%	1.98%	6.80%

#	Life refers to the period from the commencement of investment operations of the fund, August 31, 2001 to December 31, 2009.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

The fund commenced investment operations on August 31, 2001 with the offering of Class A shares, and subsequently offered Class B, Class C, and Class I shares on November 1, 2001; Class 529A, Class 529B and Class 529C shares on July 31, 2002; Class R2 shares on October 31, 2003; and Class R1, R3 and R4 shares on April 1, 2005.

Performance for share classes offered after Class A shares includes the performance of the fund’s Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

Investment Adviser
MFS serves as the investment adviser for the fund.

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below.

Portfolio Manager	Since	Title
Brooks A. Taylor	2008	Investment officer of MFS
Kevin J. Schmitz	2008	Investment officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc., c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows. Minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have different minimums.

MFS Mid Cap Value Fund

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4	None	None
Class 529A, Class 529B, Class 529C	$250	None

Taxes
If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Financial Intermediaries
If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.